                                                                EXHIBIT 10.86


                         GREENFIELD INDUSTRIES, INC.



                            AMENDED AND RESTATED

                      1995 RESTRICTED STOCK BONUS PLAN

                                TABLE OF CONTENTS


SECTION 1.  PURPOSE AND DURATION ..........................................    1
            1.1  Adoption and Purpose of the Plan .........................    1
            1.2  Effective Date ...........................................    1

SECTION 2.  DEFINITIONS ...................................................    1
            2.1  Definitions ..............................................    1

SECTION 3.  ADMINISTRATION ................................................    6
            3.1  The Board of Directors ...................................    6
            3.2  Authority of the Board ...................................    7
            3.3  Delegation by the Board ..................................    7
            3.4  Decisions Binding ........................................    7

SECTION 4.  ELIGIBILITY AND ELECTION TO PARTICIPATE .......................    7
            4.1  Eligible Employees .......................................    7
            4.2  Election by Eligible Employee to
                   Participate ............................................    8

SECTION 5.  SHARES SUBJECT TO THE PLAN ....................................    8
            5.1  Number of Shares .........................................    8
            5.2  Restrictions on Shares ...................................    9
            5.3  Lapsed Awards ............................................    9
            5.4  Adjustments in Awards and Authorized
                   Shares .................................................    9

SECTION 6.  TERMS AND CONDITIONS OF AWARDS ................................    9
            6.1  Award Agreement ..........................................    9
            6.2  Period of Restriction ....................................   10
            6.3  Timing and Irrevocability of Election ....................   10
            6.4  Transferability ..........................................   10
            6.5  Legend on Certificates ...................................   11

            6.6   Removal of Restrictions ..................................  11
            6.7   Voting Rights ............................................  11
            6.8   Dividends and Other Distributions ........................  11
            6.9   Cancellation of Shares ...................................  12
            6.10  Change in Control ........................................  12
            6.11  No Fractional Shares .....................................  13

SECTION 7.  MISCELLANEOUS .................................................   13
            7.1   No Effect on Employment or Service .......................  13
            7.2   Participation ............................................  13
            7.3   Successors ...............................................  13
            7.4   Beneficiary Designations .................................  13


SECTION 8.  AMENDMENT, TERMINATION AND DURATION ...........................   14
            8.1   Amendment, Suspension or Termination .....................  14
            8.2   Duration of this Plan ....................................  14

SECTION 9.  TAX WITHHOLDING ...............................................   14
            9.1   Withholding Requirements ................................   14
            9.2   Withholding Arrangements ................................   14

SECTION 10. LEGAL CONSTRUCTION ............................................   15
            10.1  Gender and Number .......................................   15
            10.2  Severability ............................................   15
            10.3  Requirements of Law .....................................   15
            10.4  Securities Law Compliance ...............................   15
            10.5  Legend on Certificates ..................................   16
            10.6  Governing Law ...........................................   16
            10.7  Captions ................................................   16
            10.8  Reservation of Shares ...................................   16

                           GREENFIELD INDUSTRIES, INC.
                              AMENDED AND RESTATED
                        1995 RESTRICTED STOCK BONUS PLAN

                                    SECTION 1
                              PURPOSE AND DURATION

1.1 Adoption and Purpose of the Plan. Greenfield Industries, Inc. (the "Company") hereby adopts this 1995 Restricted Stock Bonus Plan (the "Plan"). The Plan is intended to motivate and retain certain key Employees (as hereinafter defined) of the Company by enabling them to acquire shares of the Company's common stock, $.01 par value per share (the "Shares" or singularly, a "Share") under the terms and conditions of and in accordance with this Plan, thereby furthering the growth and financial success of the Company by aligning the interests of such Employees with the interests of the Company's stockholders.

1.2 Effective Date. The effective date (the "Effective Date") of the Plan shall be the date of approval by the Company's stockholders. If such approval is not obtained on or before December 31, 1996, the Plan shall terminate on such date and all Awards (as hereinafter defined) of Shares made prior to such date shall be rescinded and the portion of the Incentive Bonus (as hereinafter defined) elected to be received in Shares shall be paid in full to the Employee without interest. In addition, prior to stockholder approval, no Shares issued pursuant to the Plan shall be considered issued or outstanding.


                                    SECTION 2
                                   DEFINITIONS

2.1 Definitions. The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:


            (a) "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            (b) "Act" means the Securities Act of 1933, as amended. Reference to a specific Section of the Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            (c) "Affiliate" means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with, the Company.

            (d) "Award" means a grant of Shares under Section 4.2 of this Plan.

            (e) "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

            (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

            (g) A "Change in Control" of the Company shall be deemed to have occurred if any of the following events occur on or after the Effective Date:

                  (i) any corporation, Person, other entity or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of more than fifty percent (50%) of the then outstanding voting stock of the Company otherwise than through a transaction arranged by, or consummated with, the prior approval of the Board;

                  (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate with or into another corporation in a transaction in which neither the Company nor any of its subsidiaries or Affiliates will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any person or group other than the Company or any of its subsidiaries or Affiliates, other than a merger or a sale which will result in the voting securities of the Company outstanding prior to the merger or sale continuing to represent at least fifty percent (50%) of the combined voting power of the voting securities of the corporation surviving the merger or sale; or


                  (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new Director whose election by the Board of Directors of the Company or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's Board of Directors.


            (h) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.


            (i)   [reserved]


            (j) "Company" means Greenfield Industries, Inc., a Delaware corporation, and any successor thereto.

            (k) "Deferred Bonus" means the amount, measured in dollars on the Grant Date, that the Participant has elected to defer.

            (l) "Director" means any individual who is a member of the Board of Directors of the Company.

            (m) "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

            (n) "Effective Date" shall have the meaning assigned to such term in Section 1.2.

            (o)   "Election" shall have the meaning assigned to such term in
                  Section 6.1.

            (p) "Eligible Employee" shall have the meaning assigned to such term in Section 4.1.

            (q) "Employee" means any employee of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

            (r) "Fair Market Value" means, if the Shares are listed on a national securities exchange, the closing sales price of a Share as published on a national securities exchange on which the Shares are traded on such date or, if there is no sale of the Shares on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if Shares are not listed on a national securities exchange but are authorized for quotation in the National Association of Securities Dealers Automated Quotation System National Market (the "Nasdaq National Market"), the last transaction price per share as reported by the Nasdaq National Market on such date or, if there is no sale of the Shares on such date, the average of the bid and asked prices as reported by the Nasdaq National Market on such date or, if Shares are not authorized for quotation on the Nasdaq National Market on such date, the average of the bid and asked prices as reported in the over the counter market or, if the Shares are not listed on a national securities exchange, quoted on the Nasdaq National Market or quoted in the over the counter market, the Fair Market Value of a Share on such date as shall be determined by the majority vote of the Board of Directors. In rendering its determination of the Shares' Fair Market Value, the Board of Directors shall comply with Section 422(b)(4) of the Code and the applicable regulations promulgated thereunder. For purposes of the Plan, the Board of Directors' determination of the Fair Market Value of a Share shall be conclusive.


            (s)   "Fiscal Year" means the fiscal year of the Company.

            (t) "Grant Date" means the date that an Incentive Bonus is granted to an Employee.

            (u) "Incentive Bonus" means a bonus paid to an Employee under the incentive compensation plan as adopted and operated by the Board of Directors and/or the Compensation and Options Committee, and as such program may be amended from time to time, or such other program utilized by the Board of Directors and/or the Compensation and Options Committee from time to time to grant annual bonuses to the officers of the Company which program is designated by the Board and/or the Compensation and Options Committee as the substitute for the incentive compensation plan for purposes of this Plan.

            (v) "Participant" means an Eligible Employee who has an outstanding Award.

            (w) "Period of Restriction" means the period during which Shares are subject to transfer and additional restrictions and, therefore, are subject to a substantial risk of forfeiture.

            (x) "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a person shall not include (1) the Company or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (y) "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after age sixty-five (65).

            (z) "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

            (aa) "Share" or "Shares" shall have the meaning assigned to such term in Section 1.1.

            (ab) "Termination of Service" means a cessation of the employee-employer relationship between an Employee and the Company for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability or Retirement, but excluding any such cessation where there is a simultaneous reemployment by the Company.


                                    SECTION 3
                                 ADMINISTRATION

3.1 The Board of Directors. This Plan shall be administered by the Board of Directors or such committee as may be designated by the Board from time to time. Any such committee shall consist of not less than two (2) Directors. The members of the committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The committee shall be comprised solely of Directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 of the 1934 Act. Any reference to the Board of Directors contained herein shall mean and include any such duly authorized committee thereof.

3.2 Authority of the Board. It shall be the duty of the Board to administer this Plan in accordance with its provisions. The Board shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine who shall be deemed to be an Eligible Employee under the Plan (b) prescribe the terms and conditions of Awards, (c) interpret this Plan, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent therewith, (e) interpret, amend or revoke any such rules and (f) prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any Awards of Shares hereunder. Any action taken by the Board in the interpretation or administration of the Plan shall, as between the Company and the Participants, be final and conclusive.

3.3 Delegation by the Board. The Board, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, that the Board may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under Rule 16b-3 of the 1934 Act.

3.4 Decisions Binding. All determinations and decisions made by the Board and any delegate of the Board pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                    SECTION 4
                     ELIGIBILITY AND ELECTION TO PARTICIPATE

4.1 Eligible Employees. The Employees eligible to participate in this Plan shall include all Employees who (i) are designated by the Board and/or the Compensation and Options Committee as eligible to receive an Incentive Bonus and to participate in this Plan and (ii) have made a timely Election (as hereinafter defined) to participate in the Plan (the "Eligible Employees").

4.2      Election by Eligible Employee to Participate.

            (a) Each Eligible Employee will receive annual notification that he or she may elect (the "Election") to defer up to fifty percent (50%) of his or her Incentive Bonus and receive in lieu thereof Shares of the Company in an amount determined pursuant to paragraph 4.2(c) or 4.2(d) hereof, in either case valued at the Fair Market Value of such Shares on the Grant Date.

            (b)   The Election shall be made pursuant to the terms of Section
                  6.3 hereof. All Shares received pursuant to the Plan (an "Award") shall be subject to a Period of Restriction of either three (3) or five (5) years, at the election of the Participant.

            (c) In consideration of the foregoing of cash compensation, if the Participant elects a three (3) year Period of Restriction, he or she will receive Shares (the "Three Year Restricted Shares") having a Fair Market Value on the Grant Date equal to one hundred twenty (120%) percent of the amount of the Deferred Bonus.

            (d) In consideration of the foregoing of cash compensation, if the Participant elects a five (5) year Period of Restriction, he or she will receive Shares (the "Five Year Restricted Shares") having a Fair Market Value on the Grant Date equal to one hundred thirty-five (135%) percent of the Deferred Bonus.

                                    SECTION 5
                           SHARES SUBJECT TO THE PLAN

5.1 Number of Shares. Subject to adjustment as provided in Section 5.3, an aggregate of 250,000 Shares will be authorized and reserved for issuance under this Plan. The Shares granted under this Plan may be either authorized and unissued Shares or previously issued Shares reacquired by the Company and held in treasury, or any combination thereof.

5.2 Restrictions on Shares. Shares issued to Participants pursuant to this Plan shall be subject to the terms, conditions and restrictions specified in Section 6 hereof and to such other terms, conditions and restrictions as the Board in its discretion may provide.

5.3 Lapsed Awards. If an Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award thereafter shall be available for the grant of an Award under the Plan. Subject to the provisions of Section 8.2 hereof, the Plan shall remain in effect until all Awards now or hereafter subject to the Plan shall have vested or lapsed.

5.4 Adjustments in Awards and Authorized Shares. In the event that a dividend shall be declared payable in Shares, the number of Shares reserved for issuance pursuant to this Plan but not yet subject to grant shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the record date for the issuance of such stock dividend. In the event that the outstanding Shares shall be converted into or exchanged for a different number of Shares or other securities of the Company or of another corporation, whether through stock split, recapitalization, split-up, merger, consolidation, reorganization, combination or other issuance or exchange of shares, then there shall be substituted for each Share granted pursuant to this Plan and for each Share reserved for issuance pursuant to the Plan but not yet subject to grant, the number and kind of Shares or other securities which each Share shall have been so converted into or for which each Share shall have been so exchanged, in such manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Shares.


                                   SECTION 6
                         TERMS AND CONDITIONS OF AWARDS

6.1 Award Agreement. Shares granted pursuant to the Plan shall be evidenced by an Award Agreement, substantially in the form set forth on Exhibit A hereto, that shall specify the number of Shares received and such other terms and conditions as the Board shall determine. Unless the Board, in its sole discretion, determines otherwise, Shares shall be held by the Company as escrow agent until the end of the applicable Period of Restriction.

6.2      Period of Restriction.

            (a) The Period of Restriction with respect to Three Year Restricted Shares will be (i) one year from the Grant Date for one-third of the Three Year Restricted Shares, (ii) two years from the Grant Date for one-third of the Three Year Restricted Shares and (iii) three years from the Grant Date for the remaining one-third of the Three Year Restricted Shares.

            (b) The Period of Restriction with respect to Five Year Restricted Shares will be (i) one year from the Grant Date for one-fifth of the Five Year Restricted Shares, (ii) two years from the Grant Date for one-fifth of the Five Year Restricted Shares,
                  (iii) three years from the Grant Date for one-fifth of the Five Year Restricted Shares, (iv) four years from the Grant Date for one-fifth of the Five Year Restricted Shares, and (v) five years from the Grant Date for the remaining one-fifth of the Five Year Restricted Shares.

6.3 Timing and Irrevocability of Election. The Election for each Fiscal Year must be made annually (1) no later than the date determined by the Board, which date shall be prior to the commencement of the Fiscal Year for which the Incentive Bonus will be granted, or (2) within thirty
         (30) days of the commencement of an Employee's eligibility to participate in the Plan; provided, however, that Elections for the Incentive Bonus for the Company's Fiscal Year ended December 31, 1995 must be made no later than December 31, 1995. All Elections hereunder shall be irrevocable.

6.4 Transferability. Except as provided in this Section 6, Shares may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction; provided, however, that in no event may the restrictions on Shares issued to a
         Section 16 Person lapse prior to six (6) months following the Grant

         Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3 of the 1934 Act).

6.5 Legend on Certificates. The Board, in its sole discretion, may legend the certificates representing Shares to give appropriate notice of such restrictions. For example, the Board may determine that some or all certificates representing Shares shall bear the following legend:

         "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE GREENFIELD INDUSTRIES, INC. 1995 RESTRICTED STOCK BONUS PLAN. A COPY OF THIS PLAN MAY BE OBTAINED FROM THE SECRETARY OF GREENFIELD INDUSTRIES, INC."

6.6 Removal of Restrictions. The Board, in its sole discretion, may accelerate the time at which any restrictions shall lapse and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six
         (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3 of the 1934
         Act). After the termination of the applicable Period of Restriction, the Participant shall be entitled to have any legend under Section 6.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

6.7 Voting Rights. Commencing with the Effective Date, Participants holding Shares issued hereunder may, during the Period of Restriction, exercise full voting rights with respect to those Shares.

6.8 Dividends and Other Distributions. Commencing with the Effective Date, Participants holding Shares shall, during the Period of Restriction, be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares received in such dividend or distribution shall be subject to all of the same restrictions, including, but not limited to, restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

         With respect to Shares issued to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of (a) the remaining Period of Restriction on the Shares with respect to which the dividend or distribution is paid, or (b) six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3 of the 1934 Act).

6.9      Cancellation of Shares.

            (a) On the date of the Participant's Termination of Service for cause, as determined by the Board of Directors, all Shares held by such Participant for which the Period of Restriction has not lapsed shall revert to the Company and thereafter shall be available for issuance under this Plan.

            (b) In the event of a Participant's Termination of Service by reason of Retirement, resignation or termination not for cause, all Shares held by such Participant for which the Period of Restriction has not lapsed shall revert to the Company and thereafter shall be available for issuance under the Plan; provided, however, that the Board may, in its sole discretion, cause all or a portion of the Shares held by a Participant for which the Period of Restriction has not lapsed to immediately vest in full and remove all restrictions.

            (c) In the event of a Participant's Termination of Service by reason of death or Disability, all Shares held by such Participant for which the Period of Restriction has not lapsed shall immediately vest in full and all restrictions shall be removed.

6.10 Change in Control. In the event of a Change in Control prior to a Participant's Termination of Service, the Board may, in its sole discretion, cause all or a portion of the Shares held by a Participant for which the Period of Restriction has not lapsed to immediately vest in full and remove all restrictions; provided, however that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3 of the 1934 Act).

6.11 No Fractional Shares. The Company will not be obligated to deliver fractional Shares but may round the number of Shares to be delivered down to the next whole number.


                                    SECTION 7
                                  MISCELLANEOUS

7.1 No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service.

7.2 Participation. No Employee shall have the right to be selected to participate in this Plan, or, having been so selected, to be selected to participate in the future.

7.3 Successors. All obligations of the Company under this Plan, with respect to Shares issued hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

7.4 Beneficiary Designations. If permitted by the Board, a Participant under this Plan may name a beneficiary or beneficiaries to whom any Shares, shall be distributed in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board. In the absence of any such designation, any Shares subject to a Period of Restriction at the Participant's death shall be distributed to the Participant's estate.

                                    SECTION 8
                       AMENDMENT, TERMINATION AND DURATION

8.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required to maintain this Plan's qualification under Rule 16b-3 of the 1934 Act, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Shares theretofore granted to such Participant. No grants of Shares may be made during any period of suspension or after termination of this Plan.

8.2 Duration of this Plan. This Plan shall become effective on the Effective Date and, subject to Section 8.1, shall remain in effect for a period of ten (10) years.

                                    SECTION 9
                                 TAX WITHHOLDING

9.1 Withholding Requirements. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to an Award of Shares or any dividends or other distributions payable with respect thereto.

9.2 Withholding Arrangements. Subject to the requirements of Rule 16b-3 of the 1934 Act, the Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Board agrees may be withheld at the time any such election is made, not to exceed the minimum required amount of withholding applicable to the Participant with respect to the Shares on the date that the amount of tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 10
                               LEGAL CONSTRUCTION

10.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

10.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.3 Requirements of Law. The issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

10.4 Securities Law Compliance. With respect to Section 16 Persons, grants under this Plan are intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Board in its sole discretion.

10.5 Legend on Certificates. In the event that at any time Shares issued pursuant to the Plan shall not have been registered under the Act, at the time of issuance such Shares shall be subject to stop transfer instructions and shall be inscribed with the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND, IF GREENFIELD INDUSTRIES, INC. ("GREENFIELD") REQUESTS, AN OPINION SATISFACTORY TO GREENFIELD TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL."

         Shares will not be transferred unless such transfer has been registered under the Act and any applicable securities laws of other jurisdictions, or an exemption from registration is available and evidence of such registration or exemption from registration reasonably satisfactory to the Company is furnished to the Company.

10.6 Governing Law . This Plan and any related documents or instruments shall be construed in accordance with and governed by the laws of the State of Delaware.

10.7 Captions . Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.

10.8 Reservation of Shares. The Company during the term of the Plan, will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain the necessary approvals from any regulatory body having jurisdiction or approval deemed necessary by the Company's counsel to the lawful issuance and sale of any Shares under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.